UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K / A-1

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 25, 2005

______________

IMPERIAL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

______________

Delaware	1-7190	65-0854631
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1259 Northwest 21st Street

Pompano Beach, Florida 33069

(Address of principal executive offices and zip code)

(954) 917-7665

Registrant’s telephone number, including area code

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

This Form 8-K/A, Amendment No. 1, is being filed by Imperial Industries, Inc. (the “Company”) for the purpose of complying with Item 9.01 of Current Report on Form 8-K, by filing pro forma financial information with respect to the sale of certain assets of the Company’s Subsidiary, Acrocrete, Inc. (“Acrocrete”). On July 25, 2005, the Company filed a Current Report on Form 8-K in which it reported Acrocrete entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Degussa Wall Systems, Inc. (“Degussa’) and Degussa Construction Chemicals Operations, Inc. (“DCCO”) (Degussa and DCCO being the “Purchasers”), whereby the Purchasers acquired certain of the manufacturing assets of Acrocrete.

The pro forma financial information contained herein does not change in any way the Company’s historical financial statements previously filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 or in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005 and June 30, 2005.

Item 9.01 Financial Statements and Exhibits.

(b)		Pro Forma Financial Information
		Introduction	F-1
	(i)	Imperial Industries, Inc. and Subsidiaries Unaudited Pro Forma
		Condensed Consolidated Balance Sheet as of June 30, 2005	F-2
		Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheets	F-3
	(ii)	Imperial Industries, Inc. and Subsidiaries Unaudited Pro Forma
Condensed Consolidated Statements of Operations for the Year
		Ended December 31, 2004 and notes thereto	F-4
	(iii)	Imperial Industries, Inc. and Subsidiaries Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Six Months Ended June 30, 2005 and notes thereto	F-5

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imperial Industries, Inc.
By:	/s/ HOWARD L. EHLER, JR.
Howard L. Ehler, Jr.
Principal Executive Officer/
Chief Financial Officer

Dated:

August 29, 2005

3

Pro Forma Financial Information

Introduction

The following unaudited Pro Forma Condensed Consolidated Financial Information (“Pro Forma Financial Information”) gives effect to the July 25, 2005 sale of certain manufacturing assets of Acrocrete, a wholly owned subsidiary of the Company, and Acrocrete’s agreement to subsequently cease production of this product line.

The unaudited Pro Forma Condensed Consolidated Balance Sheet (“Pro Forma Balance Sheet”) was prepared as if the sale had occurred as of June 30, 2005. The Pro Forma Balance Sheet was based upon the historical consolidated balance sheet of the Company as of June 30, 2005.

The unaudited Pro Forma Condensed Consolidated Statements of Operations (“Pro Forma Statements of Operations”) was prepared as if the sale had occurred as of the dates indicated as of the beginning of the period presented (ie January 1, 2004, the first day of the Company’s 2004 fiscal year and January 1, 2005, the first day of the first six months of the Company’s fiscal year). The Pro Forma Statements of Operations were based upon the historical consolidated statements of operations for the Company for the year ended December 31, 2004 and six months ended June 30, 2005.

The Pro Forma Financial Information does not represent what the Company’s financial position or results of operations would actually have been if the sale had occurred on the dates referred to above or to be indicative of the Company’s future results of operations or financial position. The adjustments made in connection with the Pro Forma Financial Information are based on the information available at this time. Subsequent adjustments and reclassifications to the Pro Forma Financial Information may be made based on additional information.

The Pro Forma Financial Information does not in any way change the Company’s historical financial statements as previously reported. The Pro Forma Financial Information should be read together with the audited financial statements and notes thereto as included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and the unaudited Financial Statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the Quarter ended June 30, 2005.

Imperial Industries, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2005(1)

	As Reported	Pro Forma Reclasses & Adjustments (2)		Pro Forma
Assets
Cash & cash equivalents	$945,000	$—		$945,000
Restricted cash	819,000	—		819,000
Trade accounts receivable, net	8,713,000	(630,000)	(a)	8,083,000
Inventories	5,920,000	—		5,920,000
Deferred income taxes	379,000	—		379,000
Asset held for sale	226,000	—		226,000
Prepaid expenses	546,000	—		546,000
Total current assets	17,548,000	(630,000)		16,918,000

Property, plant & equipment, net	5,707,000	(90,000)	(b)	5,617,000

Other assets	239,000	(15,000)	(c)	224,000
	$23,494,000	$(735,000)		$22,759,000

Liabilities and Stockholders’ Equity

Notes payable	5,850,000	$(1,820,000)	(d)	4,030,000
Current portion of long term debt	680,000	—		680,000
Accounts payable	4,048,000	—		4,048,000
Payable to former stock holders	241,000	—		241,000
Accrued expenses and other liabilities	1,278,000	—		1,278,000
Income taxes payable	35,000	—		35,000
Total current liabilities	12,132,000	(1,820,000)		10,312,000

Long-term debt, less current maturities	3,087,000	—		3,087,000

Stockholders’ equity:
Common stock	24,000	—		24,000
Additional paid -in capital	14,178,000	—		14,178,000
Accumulated deficit/ Retained earnings	(5,927,000)	1,085,000	(e)	(4,842,000)
Total stockholders’ equity	8,275,000	1,085,000		9,360,000
	$23,494,000	$(735,000)		$22,759,000

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(1)

The information contained in this Pro Forma Balance Sheet does not change the actual financial condition of the Company as previously reported on the Company’s Form 10-Q for the Quarter ended June 30, 2005.

(2)

Represents the sale of certain assets of Acrocrete, Inc. (“Acrocrete”) included in the historical consolidated balance sheet of the Company.

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Balance Sheets

Imperial Industries, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheets

June 30, 2005

(a)

To reflect the sale of certain accounts receivable.

(b)

To reflect the sale of certain machinery and equipment.

(c)

To reflect the sale of intellectual property.

(d)

To reflect the repayment of notes payable from cash proceeds of sale of assets.

(e)

To reflect an estimated gain from sale of assets, before income taxes or any adjustment for the estimated transaction cost, exit, or disposal costs, impairment of assets, or the recording of any provision for loss contingency relating to the Company’s obligation to guarantee future product purchases by its wholly owned subsidiary, Just--Rite Supply, Inc. from the purchaser, for future product purchases.

Imperial Industries, Inc. and Subsidiaries

Unaudited Pro Forma

 Condensed Consolidated Statements of Operations

 For the year ended December 31, 2004(1)

	As Reported	Pro Forma Reclasses & Adjustments (a )		Pro Forma
Net sales	$55,268,000	$(4,867,000)	(b)	$50,401,000
Cost of sales	38,118,000	(2,128,000)	(b)	35,990,000

Gross profit	17,150,000	(2,739,000)		14,411,000

Selling, general and
administrative expenses	13,588,000	(1,825,000)	(c)	11,763,000

Operating income (loss)	3,562,000	(914,000)		2,648,000

Interest expense	(475,000)	66,000	(d)	(409,000)
Gain on litigation settlement	482,000	—		482,000
Miscellaneous income	185,000	—		185,000
	192,000	66,000		258,000

Income before income taxes	3,754,000	(848,000)		2,906,000

Income tax expense:
Current	(1,046,000)	307,000	(e)	(739,000)
Deferred	(242,000)	—		(242,000)
Total income tax expense	(1,288,000)	307,000		(981,000)

Net Income	$2,466,000	$(541,000)		$1,925,000

Basic income per share	$1.06	—		$0.83
Diluted income per share	$1.02	—		$0.80

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(1)

The information contained in this Pro Forma Statement of Operations does not change the actual results of operations of the Company as previously reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

a)

Represents the deletion of the financial results of Acrocrete included in the historical results of operations of the Company and does not include any gain, or any disposal, transaction, or exit costs, impairment of assets or recording of any provision for loss contingency relating to the Company’s guarantee of certain financial obligations of Just-Rite Supply, Inc. to Degussa Wall Systems Inc. which may be recognized in connection with the sale of  Acrocrete’s assets..

b)

To reflect the elimination of the estimated sales and cost of sales to non--affiliated customers that may not continue following cessation of Acrocrete’s manufacturing operations.

c)

To reflect the estimated reduction in selling, general and administrative expenses that was previously included in the financial results of Acrocrete, including the add back of the allocation of certain administrative expenses.

d)

 To reflect the estimated reduction in interest expense for the Company’s borrowings, because the associated debt will be paid from the proceeds of the sale of assets.

e)

To reflect the estimated reduction of the income tax expense included in the financial results of  the Company.

Imperial Industries, Inc. and Subsidiaries

 Unaudited Pro Forma

 Condensed Consolidated Statements of Operations

 For the six months ended June 30, 2005(1)

	As Reported	Pro Forma Reclasses & Adjustments (a)		Pro Forma
Net sales	$34,035,000	$(2,322,000)	(b)	$31,713,000
Cost of sales	23,397,000	(1,064,000)	(b)	22,333,000

Gross profit	10,638,000	(1,258,000)		9,380,000

Selling, general and
administrative expenses	7,531,000	(896,000)	(c)	6,635,000
Operating income (loss)	3,107,000	(362,000)		2,745,000

Interest expense	(301,000)	30,000	(d)	(271,000)
Miscellaneous income	96,000	—		96,000
	(205,000)	30,000		(175,000)

Income before income taxes	2,902,000	(332,000)		2,570,000

Income tax expense	(1,060,000)	125,000	(e)	(935,000)

Net Income	$1,842,000	$(207,000)		$1,635,000

Basic income per share	$0.77			$0.68
Diluted income per share	$0.73			$0.65

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(1)

The information contained in this Pro Forma Statement of Operations does not change the actual results of operations of the Company previously reported in the Company’s Quarterly Report on Form 10-Q for the Quarter ended June 30, 2005.

a)

Represents the deletion of the financial results of Acrocrete which is included in the historical financial results of the Company and does not include any gain, or any disposal, transaction, or exit costs, impairment of assets, or recording of any loss contingency related to the Company’s guarantee of certain financial obligations of Just-Rite Supply to Dequssa Wall Systems Inc. which may be recognized in connection with the sale of Acrocrete’s assets.

b)

To reflect the elimination of the estimated sales and cost of sales to non--affiliated customers that may not continue following cessation of Acrocrete’s manufacturing operations.

c)

To reflect the estimated reduction in selling, general and administrative expenses that was previously included in the financial results of Acrocrete, including the add back of the allocation of certain administrative expenses.

d)

To reflect the estimated reduction in interest expense for the Company’s borrowings, because the associated debt will be paid from the proceeds of the sale of assets.

e)

To reflect the estimated reduction of the income tax expense included in the financial results of  the Company.